Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. First Quarter 2023 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to coronavirus strain COVID-19 (“COVID-19”), our future responses to and the impact of COVID-19 on our Company, our expectations about future financial results and the assumptions related thereto, our expectations regarding current supply constraints, our expectations regarding backlog shipments, our expectations relating to repurchases of our common stock, including the estimated completion of our planned share repurchases under our current authorization, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non- GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 33 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ Solutions at Work ◦ First Quarter 2023 Highlights and Performance ◦ 2027 KPIs for Success ◦ Liquidity and Debt Covenants ◦ 2023 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 43 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: Solutions Integrator Systems Integrator Reseller Distributor ≠ Captivate Clients Sell Solutions Deliver Differentiation Champion our Culture

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 53 Well Positioned to Help Organizations

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 63 Global Logistics, eCommerce and Business Services Company Modernizes Recruitment Experience The challenge: The results: • Time-consuming recruiting process • High rates of applicant drop-off during the hiring process • Increased costs due to attrition of candidate pool • Time-consuming and repetitive tasks that burdened recruitment staff • Reduction of recruiting time by 20% • Increased HR productivity by 30% • Improved candidate experience and retention • Increased quality of talent acquisition Insight implemented a holistic revamp of the HR recruiting process. Insight: • Integrated multiple applications to create a seamless interface • Utilized Artificial Intelligence (AI) to evaluate progress of candidates at acquisition milestones to increase the effectiveness of recruiting over time • Ongoing managed Services as well as help desk services The solution:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 73 Corporate Citizenship Report Four areas of impact: • Building a more sustainable world • Using technology for good • Fostering a culture of diversity and inclusion • Leading with heart Read our 2023 Insight Corporate Citizenship Report to learn how we use tech for good: www.insight.com/corporatecitizenship

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 83 Connecting 30,000 IoT Devices to Detect and Analyze Wastewater Levels The challenge: The results: • Pre-existing Wastewater Network Monitoring relied on proprietary systems • Scaling the system was expensive and locked client into proprietary network and hardware • Artificial Intelligence and advanced analytics weren’t possible on their proprietary platform • Security concerns with aging infrastructure Wastewater monitoring platform built on Azure IoT: • Created a solution that connects 30,000 devices for wastewater level monitoring • Leveraged expertise to scale applications using low-code development techniques and moved from initial concept to operation very quickly • Managed Service for the new IoT platform • Reduced risk by replacing aging platform, reducing vendor lock-in • Saved millions of dollars in annual costs • Gained access to real-time data and improved analytics • Increased agility and flexibility to deliver new business capabilities quickly • Modern secure platform built using industry best practices The solution:

Q1 2023 Performance

(Changes against prior year period)

NET SALES

$2.3B

decrease of 12%

GROSS PROFIT

$391M

increase of 3%

50% services gross profit as a % of total gross profit***, including 22% from cloud

EARNINGS

EARNINGS FROM OPERATIONS

$77M

decrease of 3%

ADJUSTED EARNINGS FROM OPERATIONS*

$94M

increase of 5%

DILUTED EARNINGS PER SHARE

$1.34

decrease of 12%

ADJUSTED DILUTED EARNINGS PER SHARE*

$1.78

decrease of 2%

MARGINS

GROSS MARGIN

16.8%

up 250 bps

North America record gross margin of 17.2%

EFO MARGIN

3.3%

up 30 bps

ADJUSTED EFO* MARGIN

4.0%

up 60 bps

SEGMENTS

	NET SALES	GROSS PROFIT	EFO	ADJUSTED EFO*
NORTH AMERICA	**$1.8B** decrease of 11%	**$315M** increase of 5%	**$63M** decrease of 2%	**$78M** increase of 8%
EMEA**	**$427M** decrease of 13%	**$61M** increase of 1%	**$10M** decrease of 4%	**$12M** decrease of 5%
APAC**	**$63M** increase of 21%	**$15M** increase of 14%	**$4M** increase of 5%	**$4M** increase of 6%

SERVICE DELIVERY SCALE

HEADCOUNT

Skilled, certified consulting and service delivery professionals

5,500+

CASH FLOWS AND CASH CYCLE

CASH CONVERSION CYCLE

33 DAYS

down 8 days

Days sales outstanding (DSO) +17 days
Days inventory outstanding (DIO) -3 days
Days purchases outstanding (DPO) +(22) days

NET CASH FROM OPERATIONS

$160M

Insight

* See Appendix for reconciliation of non-GAAP measures
** Reference "Constant currency" section on slide 2 of this presentation
*** For the twelve months ended March 31, 2023

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 103 2027 KPIs for Success KPIs TTM 3.31.2023 2027 Adjusted EBITDA Margin* 4.9% 6.5% - 7.0% Adjusted ROIC* 15.9% >25% Core services GP | 5-year CAGR** 12% 16% - 20% Cloud GP | 5-year CAGR** 22% 16% - 20% Adjusted DEPS* | 5-year CAGR** 13% 19% - 22% Adjusted free cash flow as % of Adjusted net earnings* 153% >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures ** Baseline year for 2027 CAGR is 2022 Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

NET SALES

Trailing twelve months

$2.3B decrease of 12% y/y



$2.7B
$2.7B
$2.5B
$2.5B
$2.3B
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

$10.1B* increase of 2% y/y



$9.4B
$9.9B
$10.4B
$10.5B
$10.4B
$10.1B
2021
Q1-22
Q2-22
Q3-22
2022
Q1-23

GROSS PROFIT

Trailing twelve months

$391M increase of 3% y/y



Gross Margin
14.3%
16.0%
15.8%
16.8%
16.8%
$379M
$438M
$399M
$421M
$391M
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

$1.6B* increase of 10% y/y



15.3%
15.1%
15.0%
15.3%
15.7%
16.3%
$1.4B
$1.5B
$1.6B
$1.6B
$1.6B
$1.6B
2021
Q1-22
Q2-22
Q3-22
2022
Q1-23

Insight

* For the twelve months ended March 31, 2023

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SERVICES NET SALES

$356M increase of 5% y/y


$341M
$394M
$365M
$384M
$356M
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Trailing twelve months

$1.5B* increase of 11% y/y


$1,316M
$1,357M
$1,410M
$1,452M
$1,483M
$1,499M
2021
Q1-22
Q2-22
Q3-22
2022
Q1-23

SERVICES GROSS PROFIT

$196M increase of 12% y/y


Gross Margin
52%
57%
51%
56%
55%
$176M
$225M
$187M
$213M
$196M
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Trailing twelve months

$821M* increase of 13% y/y


54%
53%
54%
53%
54%
55%
$708M
$724M
$756M
$772M
$800M
$821M
2021
Q1-22
Q2-22
Q3-22
2022
Q1-23

Insight.

* For the twelve months ended March 31, 2023

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 133 $61M INSIGHT CORE SERVICES GROSS PROFIT flat y/y $88M CLOUD GROSS PROFIT increase of 38% y/y $252M* increase of 9% y/y * For the twelve months ended March 31, 2023 Note: Insight Core services is defined as services Insight delivers and manages $364M* increase of 35% y/y $61M $67M $59M $65M $61M Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 $221M $231M $241M $246M $253M $252M 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 $64M $103M $82M $91M $88M Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 $264M $270M $294M $312M $340M $364M 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 27% 28% 25% 28% 28% Gross Margin 27% 27% 27% 27% 27% 27% Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 143 ADJUSTED EARNINGS FROM OPERATIONS** increase of 5% y/y EARNINGS FROM OPERATIONS $471M* $80M $130M $90M $114M $77M Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 $332M $345M $386M $393M $414M $411M 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 * For the twelve months ended March 31, 2023 ** See Appendix for reconciliation of non-GAAP measures $77M decrease of 3% y/y $411M* increase of 19% y/y $94M $90M $142M $107M $128M $94M Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 increase of 23% y/y $362M $384M $428M $441M $467M $471M 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 153 ADJUSTED DILUTED EARNINGS PER SHARE** decrease of 2% y/y DILUTED EARNINGS PER SHARE $9.09* $1.53 $2.42 $1.58 $2.13 $1.34 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 $5.95 $6.30 $7.15 $7.22 $7.66 $7.47 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 * For the twelve months ended March 31, 2023 ** See Appendix for reconciliation of non-GAAP measures $1.34 decrease of 12% y/y $7.47* increase of 19% y/y $1.78 $1.81 $2.78 $1.99 $2.53 $1.78 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 increase of 19% y/y $7.10 $7.61 $8.49 $8.61 $9.11 $9.09 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 163 Liquidity and Debt Covenants Twelve Months Ended March 31, US Dollars in $000s 2023 2022 Adjusted Consolidated EBITDA Net earnings $ 273,949 $ 232,808 Interest expense 44,917 39,460 Taxes 92,221 77,706 Depreciation and amortization of property and equipment 24,686 22,584 Amortization of intangible assets 33,277 31,929 Other* 26,421 6,889 Adjusted consolidated EBITDA $ 495,471 $ 411,376 Net earnings as a % of net sales 2.7% 2.4 % Adjusted consolidated EBITDA margin 4.9% 4.2 % Add: Non-cash stock-based compensation 24,599 18,492 Less: Capital expenditures (54,300) (69,977) Adjusted consolidated EBITDAS for FCCR Ratio $ 465,770 $ 359,891 Taxes and interest** $ 120,192 $ 91,593 Fixed Charge Coverage Ratio 3.9 3.9 Fixed Charge Coverage $465,770 $120,192 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Total Leverage Ratio $515,547 $520,070 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, and (iv) certain acquisition and integration related expenses ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.88x 0.99x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 173 Full Year 2023 Outlook Assumptions: As of May 2, 2023 As of February 9, 2023 Gross profit growth mid single digit high single digit Adjusted diluted EPS* $9.90 - $10.10 $9.90 - $10.10 Interest expense $46 - $50 million $48 - $52 million Effective tax rate 25% - 26% 25% - 26% Capital expenditures $55 - $60 million $55 - $60 million Average share count 34.8 million 34.3 million Other Exclusions and Assumptions: • Average share count for the full year of 34.8 million shares includes estimated potential dilution from the warrants relating to the Call Spread Transactions, net of share repurchases completed in the first quarter and our planned future share repurchases under our current authorization • Excludes acquisition-related intangibles amortization expense of approximately $32 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses • Assumes no significant change in our debt instruments * Adjusted diluted earnings per share excludes severance and restructuring expense and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2023 forecast

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 193 Q1 2023 | Financial Performance Three Months Ended March 31, US Dollars in $000s, except for per share data 2023 2022 Change Consolidated IEI Net sales $2,323,947 $2,650,850 (12) % Net sales, constant currency* (11) % Product net sales $1,967,645 $2,310,287 (15) % Services net sales $356,302 $340,563 5 % Gross profit $391,315 $378,861 3 % Gross margin 16.8% 14.3% 250 bps Gross profit, constant currency* 5 % Product gross profit $194,916 $203,078 (4) % Services gross profit $196,399 $175,783 12 % GAAP earnings from operations $77,461 $79,849 (3) % Adjusted earnings from operations** $93,957 $89,557 5 % GAAP diluted earnings per share $1.34 $1.53 (12) % Adjusted diluted earnings per share** $1.78 $1.81 (2) % * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 203 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Net Sales YoY 21% 23% 4% (2) % (12) % Gross Margin 14.3% 16.0% 15.8% 16.8% 16.8 % GAAP EFO $79.8M $129.6M $90.3M $114.0M $77.5M GAAP EFO YoY 19% 46% 9% 22% (3) % GAAP EFO Margin 3.0% 4.7% 3.6% 4.6% 3.3 % Adjusted EFO* $89.6M $141.7M $107.1M $128.3M $94.0M Adjusted EFO* YoY 31% 45% 14% 25% 5 % Adjusted EFO* Margin 3.4% 5.2% 4.2% 5.1% 4.0 % GAAP Diluted EPS $1.53 $2.42 $1.58 $2.13 $1.34 GAAP Diluted EPS YoY 30% 53% 5% 26% (12) % Adjusted Diluted EPS* $1.81 $2.78 $1.99 $2.53 $1.78 Adjusted Diluted EPS* YoY 39% 46% 6% 25% (2) % Twelve Months Ended 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 Net Sales YoY 13% 18% 20% 15% 11% 2 % Gross Margin 15.3% 15.1% 15.0% 15.3% 15.7% 16.3 % GAAP EFO $332.1M $344.9M $386.0M $393.1M $413.7M $411.3M GAAP EFO YoY 22% 21% 29% 22% 25% 19 % GAAP EFO Margin 3.5% 3.5% 3.7% 3.7% 4.0% 4.1 % Adjusted EFO* $362.5M $383.7M $427.7M $441.3M $466.6M $471.0M Adjusted EFO* YoY 12% 18% 30% 25% 29% 23 % Adjusted EFO* Margin 3.8% 3.9% 4.1% 4.2% 4.5% 4.7 % GAAP Diluted EPS $5.95 $6.30 $7.15 $7.22 $7.66 $7.47 GAAP Diluted EPS YoY 22% 24% 33% 25% 29% 19 % Adjusted Diluted EPS* $7.10 $7.61 $8.49 $8.61 $9.11 $9.09 Adjusted Diluted EPS* YoY 15% 23% 34% 26% 28% 19%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 213 Services Financial Metrics Three Months Ended Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Services Revenue $341M $394M $365M $384M $356M Services Revenue YoY 14% 16% 13% 9% 5% Services Gross Profit $176M $225M $187M $213M $196M Insight Core Services Gross Profit $61M $67M $59M $65M $61M Agent Services* Gross Profit $115M $157M $127M $148M $136M Services Gross Profit YoY 10% 16% 10% 15% 12% Insight Core Services Gross Profit YoY 20% 18% 9% 11% —% Agent Services* Gross Profit YoY 6% 16% 10% 17% 18% Services Gross Margin 52% 57% 51% 56% 55% Insight Core Services Gross Margin 27% 28% 25% 28% 28% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended 2021 Q1-22 Q2-22 Q3-22 2022 Q1-23 Services Revenue $1,316M $1,357M $1,410M $1,452M $1,483M $1,499M Services Revenue YoY 13% 16% 16% 15% 13% 11% Services Gross Profit $708M $724M $756M $772M $800M $821M Insight Core Services Gross Profit $221M $231M $241M $246M $253M $252M Agent Services* Gross Profit $487M $493M $514M $526M $547M $568M Services Gross Profit YoY 13% 14% 14% 13% 13% 13% Insight Core Services Gross Profit YoY 13% 18% 17% 14% 14% 9% Agent Services* Gross Profit YoY 14% 12% 13% 12% 12% 15% Services Gross Margin 54% 53% 54% 53% 54% 55% Insight Core Services Gross Margin 27% 27% 27% 27% 27% 27% Agent Services* Gross Margin 100% 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 223 Reconciliation of GAAP to Non-GAAP Financial Measures* Three Months Ended March 31, US Dollars in $000s, except per share data 2023 2022 2021 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 77,461 $ 79,849 $ 67,024 Amortization of intangible assets 8,310 7,925 8,041 Other 8,186 1,783 (6,740) Adjusted non-GAAP consolidated EFO $ 93,957 $ 89,557 $ 68,325 GAAP EFO as a percentage of net sales 3.3% 3.0% 3.1 % Adjusted non-GAAP EFO as a percentage of net sales 4.0% 3.4% 3.1 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 49,972 $ 56,631 $ 43,168 Amortization of intangible assets 8,310 7,925 8,041 Amortization of debt discount and issuance costs — — 2,983 Other 8,186 1,783 (6,740) Income taxes on non-GAAP adjustments (4,201) (2,400) (919) Adjusted non-GAAP consolidated net earnings $ 62,267 $ 63,939 $ 46,533 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 1.34 $ 1.53 $ 1.18 Amortization of intangible assets 0.22 0.21 0.22 Amortization of debt discount and issuance costs — — 0.08 Other 0.22 0.05 (0.18) Income taxes on non-GAAP adjustments (0.11) (0.06) (0.03) Impact of benefit from note hedge 0.11 0.08 0.03 Adjusted non-GAAP diluted EPS $ 1.78 $ 1.81 $ 1.30 Shares used in diluted EPS calculation 37,207 36,981 36,699 Impact of benefit from note hedge (2,310) (1,677) (1,039) Shares used in Adjusted non-GAAP diluted EPS calculation 34,897 35,304 35,660 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 233 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended March 31, US Dollars in $000s 2023 2022 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 63,186 $ 64,560 Amortization of intangible assets 7,785 7,348 Other 7,337 715 Adjusted non-GAAP EFO from North America segment $ 78,308 $ 72,623 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 10,281 $ 11,376 Amortization of intangible assets 412 457 Other 836 1,068 Adjusted non-GAAP EFO from EMEA segment $ 11,529 $ 12,901 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 3,994 $ 3,913 Amortization of intangible assets 113 120 Other 13 — Adjusted non-GAAP EFO from APAC segment $ 4,120 $ 4,033 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 243 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended March 31, US Dollars in $000s 2023 Adjusted Free Cash Flow: Net cash provided by operating activities $ 542,505 Less: Purchases of property and equipment 54,300 Adjusted non-GAAP free cash flow $ 488,205 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 273,949 Amortization of intangible assets 33,277 Other 26,421 Income taxes on non-GAAP adjustments (15,107) Adjusted non-GAAP consolidated net earnings $ 318,540 Adjusted free cash flow as % net earnings 178 % Adjusted free cash flow as % of adjusted net earnings 153% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 253 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * Assumed tax rate of 26.0% ** Average of previous five quarters *** Computed as GAAP consolidated EFO, net of tax of $106,941 and $89,670 for the twelve months ended March 31, 2023 and 2022, respectively, divided by invested capital **** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital Twelve Months Ended March 31, US Dollars in $000s 2023 2022 Return on Invested Capital: GAAP consolidated EFO $ 411,312 $ 344,886 Amortization of intangible assets 33,277 31,929 Other 26,421 6,889 Adjusted non-GAAP consolidated EFO $ 471,010 $ 383,704 Income tax expense* 122,463 99,763 Adjusted non-GAAP consolidated EFO, net of tax $ 348,547 $ 283,941 Average stockholders’ equity** $ 1,596,949 $ 1,456,467 Average debt** 744,068 501,639 Average cash** (145,661) (114,503) Invested Capital $ 2,195,356 $ 1,843,603 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)*** 13.9% 13.8 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)**** 15.9% 15.4%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 263 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended June 30, Three Months Ended September 30, Three Months Ended December 31, US Dollars in $000s, except per share data 2022 2021 2022 2021 2022 2021 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 129,556 $ 88,469 $ 90,279 $ 83,151 $ 114,016 $ 93,417 Amortization of intangible assets 7,904 8,068 8,986 7,988 8,077 7,948 Other 4,234 1,127 7,829 2,396 6,172 1,583 Adjusted non-GAAP consolidated EFO $ 141,694 $ 97,664 $ 107,094 $ 93,535 $ 128,265 $ 102,948 GAAP EFO as a percentage of net sales 4.7% 4.0% 3.6% 3.4% 4.6% 3.6% Adjusted non-GAAP EFO as a percentage of net sales 5.2% 4.4% 4.2% 3.8% 5.1% 4.0% Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 89,184 $ 58,561 $ 57,316 $ 55,483 $ 77,477 $ 62,133 Amortization of intangible assets 7,904 8,068 8,986 7,988 8,077 7,948 Amortization of debt discount and issuance costs — 3,013 — 3,049 — 3,079 Other 4,234 1,127 7,829 2,396 6,172 1,583 Income taxes on non-GAAP adjustments (3,078) (3,042) (4,295) (3,172) (3,533) (3,192) Adjusted non-GAAP consolidated net earnings $ 98,244 $ 67,727 $ 69,836 $ 65,744 $ 88,193 $ 71,551 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 2.42 $ 1.58 $ 1.58 $ 1.51 $ 2.13 $ 1.69 Amortization of intangible assets 0.21 0.21 0.25 0.22 0.22 0.22 Amortization of debt discount and issuance costs — 0.08 — 0.08 — 0.08 Other 0.11 0.03 0.22 0.07 0.17 0.04 Income taxes on non-GAAP adjustments (0.08) (0.08) (0.12) (0.09) (0.10) (0.09) Impact of benefit from note hedge 0.12 0.09 0.06 0.08 0.11 0.09 Adjusted non-GAAP diluted EPS $ 2.78 $ 1.91 $ 1.99 $ 1.87 $ 2.53 $ 2.03 Shares used in diluted EPS calculation 36,821 37,135 36,340 36,745 36,336 36,871 Impact of benefit from note hedge (1,539) (1,660) (1,187) (1,509) (1,459) (1,604) Shares used in Adjusted non-GAAP diluted EPS calculation 35,282 35,475 35,153 35,236 34,877 35,267 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 273 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2020 TTM Q1-21 TTM Q2-21 TTM Q3-21 2021 TTM Q1-22 TTM Q2-22 TTM Q3-22 2022 TTM Q1-23 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 271,575 $ 285,736 $ 300,017 $ 321,686 $ 332,061 $ 344,886 $ 385,973 $ 393,101 $ 413,700 $ 411,312 Amortization of intangible assets 37,535 35,468 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 Other 13,278 2,928 (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 Adjusted non-GAAP consolidated EFO $ 322,388 $ 324,132 $ 329,973 $ 351,667 $ 362,472 $ 383,704 $ 427,734 $ 441,293 $ 466,610 $ 471,010 GAAP EFO as a percentage of net sales 3.3% 3.4% 3.5% 3.5% 3.5% 3.5% 3.7% 3.7% 4.0% 4.1 % Adjusted non-GAAP EFO as a percentage of net sales 3.9% 3.9% 3.8% 3.8% 3.8% 3.9% 4.1% 4.2% 4.5% 4.7 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 172,640 $ 181,847 $ 194,023 $ 210,600 $ 219,345 $ 232,808 $ 263,431 $ 265,264 $ 280,608 $ 273,949 Amortization of intangible assets 37,535 35,468 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 Amortization of debt discount and issuance costs 11,585 11,737 11,864 11,994 12,124 9,141 6,128 3,079 — — Other 13,278 2,928 (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 Income taxes on non-GAAP adjustments (15,583) (12,342) (10,317) (10,154) (10,325) (11,806) (11,843) (12,966) (13,306) (15,107) Adjusted non-GAAP consolidated net earnings $ 219,455 $ 219,638 $ 225,526 $ 242,421 $ 251,555 $ 268,961 $ 299,477 $ 303,569 $ 320,212 $ 318,540 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.87 $ 5.09 $ 5.36 $ 5.77 $ 5.95 $ 6.30 $ 7.15 $ 7.22 $ 7.66 $ 7.47 Amortization of intangible assets 1.06 0.99 0.93 0.88 0.87 0.86 0.86 0.89 0.90 0.91 Amortization of debt discount and issuance costs 0.33 0.33 0.33 0.33 0.33 0.25 0.17 0.08 — — Other 0.37 0.08 (0.10) (0.06) (0.04) 0.19 0.27 0.42 0.55 0.72 Income taxes on non-GAAP adjustments (0.44) (0.35) (0.29) (0.28) (0.28) (0.32) (0.32) (0.35) (0.36) (0.41) Impact of benefit from note hedge — 0.06 0.12 0.19 0.27 0.33 0.36 0.35 0.36 0.40 Adjusted non-GAAP diluted EPS $ 6.19 $ 6.20 $ 6.35 $ 6.83 $ 7.10 $ 7.61 $ 8.49 $ 8.61 $ 9.11 $ 9.09 Shares used in diluted EPS calculation 35,444 35,708 36,176 36,526 36,863 36,933 36,855 36,753 36,620 36,676 Impact of benefit from note hedge — (260) (674) (1,052) (1,453) (1,612) (1,583) (1,501) (1,466) (1,624) Shares used in Adjusted non-GAAP diluted EPS calculation 35,444 35,448 35,502 35,474 35,410 35,321 35,272 35,252 35,154 35,052

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 283 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2018 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 163,677 Amortization of intangible assets 15,737 Other 3,706 Income taxes on non-GAAP adjustments (4,767) Adjusted non-GAAP consolidated net earnings $ 178,353 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.55 Amortization of intangible assets 0.43 Other 0.10 Income taxes on non-GAAP adjustments (0.13) Impact of benefit from note hedge — Adjusted non-GAAP diluted EPS $ 4.95 Shares used in diluted EPS calculation 36,009 Impact of benefit from note hedge — Shares used in Adjusted non-GAAP diluted EPS calculation 36,009

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 293 Financial Results by Offering Category US Dollars in $000s Q1-21 Q2-21 Q3-21 Q4-21 FY 2021 Q1-22 Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Consolidated IEI by Offering Category Hardware $ 1,315,025 $ 1,350,944 $ 1,592,495 $ 1,631,046 $ 5,889,510 $ 1,673,588 $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 $ 1,328,845 Software 577,995 538,234 531,744 582,644 2,230,617 636,699 618,126 596,922 645,145 2,496,892 638,800 Total Products 1,893,020 1,889,178 2,124,239 2,213,690 8,120,127 2,310,287 2,349,242 2,169,197 2,119,061 8,947,787 1,967,645 Agent Services 119,587 142,955 122,632 136,513 521,687 126,049 168,373 138,617 159,546 592,585 143,543 Insight Delivered Services 180,461 197,368 200,650 215,820 794,299 214,514 225,762 226,540 224,003 890,819 212,759 Total Services 300,048 340,323 323,282 352,333 1,315,986 340,563 394,135 365,157 383,549 1,483,404 356,302 Total Net Sales $ 2,193,068 $ 2,229,501 $ 2,447,521 $ 2,566,023 $ 9,436,113 $ 2,650,850 $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 $ 2,323,947 Product Cost $ 1,721,258 $ 1,715,729 $ 1,930,096 $ 2,013,825 $ 7,380,908 $ 2,107,209 $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 $ 1,772,729 Services Cost 140,336 147,089 152,880 167,343 607,648 164,780 169,593 178,417 170,582 683,372 159,903 Total Cost of Goods Sold $ 1,861,594 $ 1,862,818 $ 2,082,976 $ 2,181,168 $ 7,988,556 $ 2,271,989 $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 $ 1,932,632 Product Gross Profit $ 171,762 $ 173,449 $ 194,143 $ 199,865 $ 739,219 $ 203,078 $ 213,347 $ 212,518 $ 207,592 $ 836,535 $ 194,916 Services Gross Profit 159,712 193,234 170,402 184,990 708,338 175,783 224,542 186,740 212,967 800,032 196,399 Total Gross Profit $ 331,474 $ 366,683 $ 364,545 $ 384,855 $ 1,447,557 $ 378,861 $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 $ 391,315 % of Total Net Sales Hardware 60% 61% 65% 64% 62% 63% 63% 62% 59% 62% 57 % Software 26% 24% 22% 23% 24% 24% 23% 24% 26% 24% 27 % Total Products 86% 85% 87% 86% 86% 87% 86% 86% 85% 86% 85 % Agent Services 5% 6% 5% 5% 6% 5% 6% 5% 6% 6% 6 % Insight Delivered Services 8% 9% 8% 8% 8% 8% 8% 9% 9% 9% 9 % Total Services 14% 15% 13% 14% 14% 13% 14% 14% 15% 14% 15% % of Total Services Net Sales Agent Services 40% 42% 38% 39% 40% 37% 43% 38% 42% 40% 40 % Insight Delivered Services 60% 58% 62% 61% 60% 63% 57% 62% 58% 60% 60 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 303 Convertible Senior Notes • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution Non-GAAP additional dilution $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 115.00 Possible future stock price 2,079,682 (2,079,682) 529,245 2,608,927 529,245 $ 120.00 Possible future stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a * b] Dilutive shares [d = c / $115] $115 average share price for quarter 5,123,160 $ 11.88 $ 60,863,141 529,245